UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)    January 27, 2005
                                                      --------------------------

                               Guidant Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

           001-13388                                 35-1931722
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   (Commission File Number)               (IRS Employer Identification No.)

              111 Monument Circle, Suite 2900
                   Indianapolis, Indiana                     46204
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         (Address of Principal Executive Offices)         (Zip Code)

                                 (317) 971-2004
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_|  Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition
                  ---------------------------------------------

On January 27, 2005, Guidant Corporation issued a press release announcing its results for the year ended December 31, 2004. A copy of the press release is furnished as Exhibit 99 to this report.


Item 9.01.        Financial Statements and Exhibits.
                  ---------------------------------
The following Exhibit is being furnished herewith:

Exhibit 99:  Press Release of Guidant Corporation dated January 27, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   GUIDANT CORPORATION



Date:  January 27, 2005            By /s/   Peter J. Mariani
                                      ------------------------------------
                                      Peter J. Mariani
                                      Vice President, Corporate Controller
                                      and Chief Accounting Officer